UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 10, 2013, Patriot issued a press release regarding its plans to idle a thermal coal complex. A copy of the press release is attached hereto as Exhibit 99.1.
On September 11, 2013, Patriot issued a press release announcing that (1) its Debtor-In-Possession financing has been extended to December 31, 2013 and (2) it had filed a notice with the United States Bankruptcy Court for the Eastern District of Missouri setting forth the relevant dates for approval of its forthcoming Disclosure Statement. A copy of this press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

99.1*        Press Release of Patriot Coal Corporation dated September 10, 2013.

99.2*        Press Release of Patriot Coal Corporation dated September 11, 2013.

*    Filed herewith

EXHIBIT INDEX

Exhibit No.    Description
99.1*        Press Release of Patriot Coal Corporation dated September 10, 2013.
99.2*        Press Release of Patriot Coal Corporation dated September 11, 2013.

*    Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION

By:	/s/ John E. Lushefski
John E. Lushefski
Senior Vice President & Chief Financial Officer

Dated: September 16, 2013